ESCROW AGREEMENT

Escrow Agreement dated as of March __, 2008 by and among QMED, Inc., a Delaware corporation (“QMED”), John Gargana, Barry Levine and Michael W. Cox (collectively, the “Investors”) and Troutman Sanders LLP, a Georgia limited liability partnership (the "Escrow Agent").

WITNESSETH

WHEREAS, pursuant to a Securities Purchase Agreement of even date among QMED and the Investors (the “Agreement”), the Investors have agreed to lend an aggregate of $750,000 to QMed; and

WHEREAS, the Investors desire to deliver to the Escrow Agent an aggregate of $375,000 (the “Escrowed Funds”); and

WHEREAS, QMED desires to deliver to the Escrow Agent promissory notes in the aggregate principal amount of $375,000 (the “Escrowed Notes”); and

WHEREAS, the Escrowed Funds and the Escrowed Notes (collectively, the “Escrowed Property”) are to be held by the Escrow Agent subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.         Delivery of Escrowed Property. Simultaneous with the execution of this Escrow Agreement, the Investors shall deliver to the Escrow Agent the Escrowed Funds and QMED shall deliver to the Escrow Agent executed copies of the Escrowed Notes.

2.         Acknowledgment, Release and Termination of Escrow. The Escrow Agent agrees to hold the Escrowed Property in escrow and to act with respect thereto as hereinafter set forth. The Escrow Agent shall deposit the Escrowed Funds in an interest-bearing bank account unless otherwise instructed in writing by QMED and the Investors. If QMED is in discussion with a

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bona fide purchaser and has exchanged drafts or summaries of a letter of intent, term sheet or other similar document or agreement with respect to an Asset Sale Transaction or a Stock Sale Transaction (as such terms are defined in the Agreement) and, no later than May __, 2008, has notified in writing both the Investors and the Escrow Agent thereof and furnished them with a copy of such draft or summary, the Escrow Agent shall deliver $150,000 of the Escrowed Funds to QMED and an aggregate of $150,000 of the Escrowed Notes to the Investors. If QMED has executed agreements for a Stock Sale Transaction or an Asset Sale Transaction with a bona fide purchaser (as such terms are defined in the Agreement) and, no later than June __, 2008, has notified in writing both the Investors and the Escrow Agent thereof and furnished them a copy of such agreement, the Escrow Agent shall deliver $225,000 of the Escrowed Funds to QMED and an aggregate of $225,000 of the Escrowed Notes to the Investors. Upon instructions from Michael W. Cox, a copy of which shall be furnished to QMED, the Escrow Agent shall deliver $150,000 of the Escrowed Funds, $225,000 of the Escrowed Funds or $375,000 of the Escrowed Funds to QMED and shall deliver a like amount of the Escrowed Notes to the Investors. Upon the delivery of all of the Escrowed Property this Escrow Agreement shall terminate, subject to the provisions of Sections 4, 5, 6, 7, 10, 14 and 15 hereof, which Sections shall survive such termination, and the Escrow Agent’s obligation set forth in the next sentence. If all of the Escrowed Property is not delivered by the Escrow Agent by July __, 2008, the Escrow Agent shall notify the Investors and QMED thereof and shall promptly thereafter return the undelivered Escrowed Funds to the Investors and the undelivered Escrowed Notes to QMED, whereupon this Escrow Agreement shall terminate, subject to the provisions of Sections 4, 5, 6, 7, 10, 14 and 15 hereof which Sections shall survive such termination.

3.         Conflicting Demands. If conflicting or adverse claims or demands are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, the Investors and QMED agree that the Escrow Agent shall be entitled to refuse to comply with any such claim or demand and to withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, expenses or interest to the Investors and QMED or any other person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until: (a) the rights of the adverse claimants have been finally adjudicated in a court assuming and having jurisdiction and venue over the parties

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and/or the documents or instruments involved herein or affected hereby; and/or (b) the Escrow Agent shall have received an executed copy of a dispositive settlement agreement to which the Investors and QMED and all other adverse claimants, if any, are parties and signatories. The Escrow Agent also may elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court the Escrowed Property; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Escrow Agreement.

4.         Limited Responsibilities of Escrow Agent. The parties hereto, for themselves, their successors and assigns, do hereby acknowledge and agree that:

(a)      The Escrow Agent undertakes to perform only such duties as are expressly set forth herein.

(b)     This Escrow Agreement expressly sets forth all the duties and obligations of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.

(c)      No person, firm or corporation will be recognized by the Escrow Agent as a successor or assign of any party hereto until there shall be presented to the Escrow Agent evidence satisfactory to it of such succession relationship or assignment.

(d)     The Escrow Agent shall have no duties or responsibilities except as expressly provided in this Escrow Agreement and shall neither be obligated to recognize, nor have any liability or responsibility arising under, nor duty to inquire into the terms and provisions of, any other agreement (including, without limitation, the Agreement) to which the Escrow Agent is not a party, even though reference thereto may be made herein or the Escrow Agent shall have knowledge thereof.

(e)      The Escrow Agent shall not be responsible for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Escrow Agreement or any amount deposited hereunder or any endorsement thereon or assignment thereof.

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(f)      The Escrow Agent shall not be responsible for the sufficiency of any amount deposited with it pursuant to this Escrow Agreement.

(g)     The Escrow Agent shall be entitled to rely upon, and shall be protected in acting or refraining from acting upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such notice, instruction or request.

(h)     The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Escrow Agreement and the instructions set forth herein, unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

(i)      In case any of the Escrowed Property held by the Escrow Agent hereunder shall be attached, garnished or levied upon under any order of court, or the delivery thereof shall be stayed or enjoined by any order of court, or any other writ, order, judgment or decree shall be entered or issued by any court affecting such property, or any part thereof, or any act of the Escrow Agent, the Escrow Agent is hereby expressly authorized, in its sole discretion and notwithstanding anything in this Escrow Agreement to the contrary, to obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction and, in case the Escrow Agent obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any of the parties hereto, their affiliates, principals, successors or assigns, or to any other person, firm or corporation, by reason of such compliance notwithstanding that such writ, order, judgment or decree may subsequently be reversed, modified, annulled, set aside or vacated.

(j)      The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law or perform any of its duties under this Escrow Agreement by or through its directors, officers,

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partners and employees. The Escrow Agent may also employ agents, attorneys, independent public accountants and other experts in connection with its duties hereunder and shall not be liable for any action taken or omitted in good faith in accordance with the advice of counsel, accountants or other skilled persons.

(k)     The Escrow Agent (and any successor Escrow Agent) may at any time resign as such upon not less than thirty (30) days prior written notice to the Investors and QMED by delivering the Escrowed Property then in its possession to any successor Escrow Agent unanimously designated by the Investors and QMED in writing, or, in the event that the Investors and QMED fail to unanimously designate a successor Escrow Agent within such thirty (30) day period, by delivering the Escrowed Property then in its possession to any court of competent jurisdiction located within the State of New York, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement from the effective date of such resignation, but not for any action taken or omitted to be taken by the Escrow Agent prior to that date. The resignation of the Escrow Agent will take effect on the earlier of the appointment of a successor Escrow Agent (which may be a court of competent jurisdiction) or the day which is thirty (30) days after the date of written notice of such resignation is furnished to the Investors and QMED. If at that time the Escrow Agent has not received the name of a successor Escrow Agent unanimously designated by the Investors and QMED, the Escrow Agent’s sole responsibility after that time shall be to safekeep the Escrowed Property then in its possession until (i) receipt of a unanimous designation of a successor Escrow Agent by the Investors and QMED, (ii) a unanimous written disposition instruction by the Investors and QMED or (iii) a final order of a court of competent jurisdiction.

(l)      The Investors and QMED may, upon ten (10) days prior written notice, remove the Escrow Agent hereunder upon their unanimous designation of a successor Escrow Agent to serve in that capacity pursuant to the terms and provisions of this Escrow Agreement. Any Escrow Agent removed pursuant to this clause shall (upon delivery by the Escrow Agent of the Escrowed Property then in its possession to the designated successor Escrow Agent) be discharged of and from all further obligations arising in connection with this Escrow Agreement

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from the effective date of such removal, but not for any action taken or omitted to be taken by the Escrow Agent prior to that date.

5.         Exculpation. The Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall not incur any liability whatsoever for (a) the holding or delivery of the Escrowed Property or the taking of any other action, in each case in accordance with the terms and the provisions of this Escrow Agreement, (b) any mistake or error in judgment, (c) compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Escrow Agreement), or (d) any act or omission of any other person engaged by the Escrow Agent in connection with this Escrow Agreement; and the Investors and QMED each hereby waive any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall not incur any liability (other than for a person’s own acts or omissions breaching a duty or contractual obligation owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) for other acts and omissions arising out of or related directly or indirectly to this Escrow Agreement or the Escrowed Property, and the Investors and QMED each hereby expressly waive any and all claims and actions (other than those attributable to a person’s own acts or omissions breaching a duty or contractual obligation owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. In no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

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6.         Expenses of the Escrow Agent. QMED shall pay any and all costs and expenses incurred by the Escrow Agent in connection with the administration and holding of the Escrowed Property and the enforcement, protection and adjudication of the parties' rights hereunder by the Escrow Agent, including, without limitation, the disbursements, expenses and fees of the Escrow Agent itself and those of other attorneys it may retain, if any.

7.         Indemnification. The Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended by the Investors, on the one hand, and QMED, on the other, jointly and severally, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, or any of their respective directors, officers, partners, employees, attorneys or agents, arising out of or related directly or indirectly to this Escrow Agreement or the Escrowed Property, except such as are occasioned by the indemnified person’s own acts and omissions breaching a duty or contractual obligation owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

8.         Status of the Escrow Agent, Etc. The Escrow Agent is acting under this Agreement as a stakeholder only and shall be considered an independent contractor with respect to each other party hereto. No term or provision of this Agreement is intended to create, nor shall any such term or provision be deemed to have created, any principal-agent, trust, joint venture, partnership, debtor-creditor or attorney-client relationship between or among the Escrow Agent and any of the other parties hereto. The Escrow Agent has in the past, and may from time to time hereafter, render services of a legal nature or otherwise serve as legal counsel to the Investors and one or more persons or entities associated or affiliated with the Investors and may from time to time in the future have other relationships with one or more other persons associated or affiliated with the Investors. The Escrow Agent shall be free to act as counsel to the Investors (and one or more persons associated or affiliated with them) with respect to any and all disputes or actions, and QMED hereby waives any objection to such representation; provided that the foregoing shall not relieve the Escrow Agent from its duties in connection with this

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Escrow Agreement. QMED hereby waives any conflict of interest, and each of the Investors and QMED irrevocably authorizes and directs the Escrow Agent to carry out the terms and provisions of this Escrow Agreement, in each case, with deference to no party and fairly as to all parties, and irrespective of the impact upon or any conflicting communication from any person.

9.         Further Assurances and Specific Performance. Each party shall do and perform, or cause to be done and performed, all such further acts and things as are necessary or appropriate in order to carry out the intent and accomplish the purposes of this Escrow Agreement and the consummation of the transactions contemplated hereby. Each of the parties hereto acknowledges that the covenants contained in this Escrow Agreement are of a special, unique and extraordinary character and that any violation of those covenants by any party would likely be highly injurious to the other party hereto and that money damages would not be a sufficient remedy for any such violation. The Investors and QMED agree that if any party defaults in the performance of its covenants under this Escrow Agreement, the other parties (including the Escrow Agent) shall be entitled, in addition to all other remedies it or they may have, to enforce those covenants by a decree of specific performance or to seek injunctive or other equitable relief as a remedy for such violation.

10.       Notices. Except as otherwise expressly provided in this Escrow Agreement, any notice, request, demand or other communication permitted or required to be given under this Escrow Agreement shall be in writing, shall be signed by the party giving it, shall be sent by one of the following means to the addressee at the address set forth below and shall be deemed conclusively to have been given: (a) on the first business day following the day timely deposited for next business day delivery with Federal Express (or other similar national overnight courier service) or United States Express Mail, with the cost of overnight delivery prepaid or for the account of the sender; (b) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually received by the addressee by hand delivery on a business day (or on the next business day if received by hand delivery after the close of normal business hours or on any non-business day):

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(a)	If to the Investors, to them:
c/o Michael W. Cox
19 Bay Point Harbor
Point Pleasant, New Jersey 08742
Facsimile: (___) ________

(b)	If to QMED, to it, at:

25 Christopher Way
Eatontown, New Jersey 07724
Facsimile: (732) 544-5404
Attention:	Jane A. Murray

With a copy to:

Moses & Singer LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Facsimile: (212) 554-7700

Attention: Avi Skoff, Esq.

(c)	If to Escrow Agent, to:

Troutman Sanders LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Facsimile: (212) 704-5974

Attention: Michael J. Shef, Esq.

Any party may, by notice given in accordance with this Section 10 to the other parties to this Escrow Agreement, designate another address or person for receipt of notice hereunder.

11.       Execution in Counterparts; Facsimile Signatures. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument binding upon all of the parties hereto. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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12.       Severability. In the event that any term or provision of this Escrow Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other authority of any of the terms and provisions of this Escrow Agreement.

13.       Section Headings. The captions set forth in this Escrow Agreement are used solely for convenience or reference and shall not control or affect the meaning or interpretation of any of the provisions.

14.       Governing Law; Jurisdiction. This Escrow Agreement has been executed and delivered in the State of New York and shall be governed by and construed in accordance with the local laws of the State of New York (other than those that would defer to the substantive laws of another jurisdiction). Any action brought hereunder shall be brought in the federal courts or courts of the State of New York, in each case located in the County of New York; provided that the foregoing consent to jurisdiction and venue by the other parties shall not deprive the Escrow Agent of the right in its discretion to voluntarily commence or participate in any action, suit or proceeding in any other court having jurisdiction and venue over the Investors or QMED. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law in connection with this Escrow Agreement and consents to the jurisdiction of said courts.

15.       Waiver of Jury Trial. In any action or proceeding involving the Escrow Agent in any jurisdiction, each of the Escrow Agent, the Investors and QMED waive trial by jury.

16.       Modifications; Amendments; No Waiver by Action, Etc. The terms and provisions of this Escrow Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to an instrument in writing duly executed by the parties hereto or the party to be charged in the case of a waiver. Any waiver or

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consent respecting any representation, warranty, covenant or other term or provision of this Escrow Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Escrow Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such term or provision. No notice to or demand on either the Investors or QMED in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the Escrow Agent under this Escrow Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the Escrow Agent under this Escrow Agreement or applicable law.

17.       Binding Effect. This Escrow Agreement shall inure to the benefit of the parties hereto and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns.

18.       No Third Party Rights. The representations, warranties and other terms and provisions of this Escrow Agreement are for the exclusive benefit of the parties hereto, and no other person, including creditors of the Investors or QMED, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

19.       Entire Agreement. This Escrow Agreement contains the entire agreement of the parties and supersedes all prior representations, agreements and understandings, whether oral or otherwise, among the parties with respect to the matters contained herein. Notwithstanding the foregoing, this Escrow Agreement shall not, and shall not be deemed to, modify any of the provisions of the Agreement.

20.       Effective Date. This Escrow Agreement shall be effective on the date as of which this Escrow Agreement shall be executed by all the parties hereto and delivered to the Escrow Agent.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the date and year first above written.

John Gargana

Barry Levine

Michael W. Cox

QMED, INC.

By:

Name: Jane A. Murray

Title:	Chief Executive Officer

Troutman Sanders LLP, as Escrow Agent

By:

Name: Michael J. Shef

Title:	Partner

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